UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 24, 2005

                           R.H. DONNELLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

 Delaware                             1-07155                 13-2740040
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(State or Other Jurisdiction      (Commission               (IRS Employer
 of Incorporation)                File Number)           Identification No.)

1001 Winstead Drive, Cary, North Carolina                        27513

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(Address of Principal Executive Offices)                      (Zip Code)

                              R.H. DONNELLEY INC.*
               (Exact Name of Registrant as Specified in Charter)

     Delaware                       333-59287                36-2467635
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(State or Other Jurisdiction       (Commission              (IRS Employer
   of Incorporation)                File Number)          Identification No.)


1001 Winstead Drive, Cary, North Carolina                       27513
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrants' telephone number, including area code: (919) 297-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check  the   appropriate  box  if  the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communication pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communication pursuant to Rule 14d-2 (b) under the
         Exchange Act (17 CFR 240.14d-2 (b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4 (C) under the
         Exchange Act (17 CFR 240.13e-4 (c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelly Inc. became subject to the filing requirements of
Section 15 (d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelly Inc is the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012 and is now subject to the filing requirements of Section 15 (d) as a result of such notes. As of February 24, 2005, 100 shares of R. H. Donnelley Inc. common stock, no par value, were outstanding.



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

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Item 2.02         Results of Operations and Financial Condition.


On February 24, 2005, R.H. Donnelley Corporation (the "Company") issued a press release containing certain financial results of the Company for the three months and year ended December 31, 2004. None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company. A copy of this press release has been filed as Exhibit 99.1 to this Form 8-K.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                R.H. DONNELLEY CORPORATION

                                By:       /s/ ROBERT J. BUSH
                                          ------------------------------------

                              Name:       Robert J. Bush
                             Title:       Vice President and General Counsel

Date: February 24, 2005

                                R.H. DONNELLEY INC.

                                By:       /s/ ROBERT J. BUSH
                                          ------------------------------------
                              Name:       Robert J. Bush
                             Title:       Vice President and General Counsel

Date: February 24, 2005


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
                                  EXHIBIT INDEX

Exhibit
Number   Description
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99.1     Press Release issued February 24, 2005